Aston Funds
Aston/TAMRO Small Cap Fund (the “Fund”)
Class N and Class I Shares
Supplement dated September 19, 2008
to the Class N and Class I Prospectuses, each dated February 29, 2008
IMPORTANT NOTICE
REGARDING CHANGE IN INVESTMENT POLICY
This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus.
Effective as of November 20, 2008, the Fund will change its policy of investing at least 80% of its assets in small-cap companies by providing for an increase in the market capitalization range of small-cap companies in which the Fund may invest. As of November 20, 2008, the following information replaces the first sentence under “Principal Investment Strategies” for the Fund in the prospectuses:
Under normal conditions, the Fund invests at least 80% of its assets in a blended portfolio of growth and value stocks of small-cap companies. The Fund’s portfolio manager considers companies with market capitalizations of up to $2.75 billion, at the time of acquisition, to be small-cap companies.
There is no change in the Fund’s investment objective or portfolio management.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com
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